Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.8881%



        Excess Protection Level
          3 Month Average  4.63%
          August, 1997  4.54%
          July, 1997  4.50%
          June, 1997  4.84%


        Cash Yield                                  17.46%


        Investor Charge Offs                        4.84%


        Base Rate                                   8.08%


        Over 35 Day Delinquency                     4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $30,603,901,306.35


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,563,766,787.86